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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):       July 21, 2005



                              VIGNETTE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                000-25375               74-2769415
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)





                1301 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices)  (Zip Code)

    Registrant's telephone number, including area code:     (512) 741-4300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operations and Financial Condition

     On July 21, 2005, Vignette Corporation (the "Company") issued a press release announcing its preliminary financial results for the respective three and six month period ended June 30, 2005, and certain other information. A copy of the press release is attached as Exhibit 99.1 to this report. In addition to issuing the press release the Company held a conference call and webcast on July 21, 2005 at 8:00 a.m. EDT. A copy of the transcript for the conference call is attached as Exhibit 99.2 to this report.

The information furnished pursuant to this Item 2.02 and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In the press release furnished herewith in Exhibit 99.1 and the transcript furnished in Exhibit 99.2 the Company provides preliminary financial results for the second quarter that do not take into consideration certain one-time charges that are unusual in nature and unlikely to impact results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, results for ongoing operations in a more meaningful and consistent manner while also highlighting more meaningful trends in the results of operations. Additionally, the Company provides guidance for the third quarter of 2005 in the transcript furnished in Exhibit 99.2.

The press release and transcript may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

The guidance provided in the conference call and webcast reflects the Company's outlook as of July 21, 2005, and contains forward-looking statements subject to the risks as discussed in the paragraph above in the risk disclosure statement. Vignette is not obligated to update guidance during the quarter, and if the Company does so, it will be in a public statement.


Item 9.01.   Financial Statements and Exhibits

       (c)  Exhibits.

       Number          Description
       ------          -----------
       99.1            Vignette Corporation Press Release issued on July 21,
                       2005 announcing the preliminary financial results for the three and six month period ended June 30, 2005.

       99.2 Vignette Corporation copy of transcript for conference call and webcast held July 21, 2005 at 8:00 a.m. EDT announcing the preliminary financial results for the three and six month period ended June 30, 2005 and providing guidance for the third quarter of 2005.





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                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VIGNETTE CORPORATION


Date: July 26, 2005                  By:  /s/ Thomas E. Hogan
                                          -------------------
                                          Thomas E. Hogan
                                          President and Chief Executive Officer